Exhibit 99.1


                                                   FN Estate, Inc.
                                   (formerly FASTNET Corporation and Subsidiaries)
                                             Consolidated Balance Sheets
                                                     (unaudited)

                                                                       September 30, 2003

                                                            As           Pro-Forma
                                                         Reported       Adjustments     Notes    Pro-Forma
                                                       -------------   -------------   ------- -------------
Current Assets
            Cash and cash equivalents                  $    845,234    $  6,000,000    (a)     $  6,845,234
            Restricted Cash                                 313,397                                 313,397
            Accounts Receivable                           7,854,988      (4,558,520)   (b)        3,296,468
            Allowance for Doubtful Accounts              (3,104,229)        320,952    (c)       (2,783,277)
            Other Current Assets                            461,743       2,500,000    (d)        2,961,743
                                                       -------------   -------------           -------------
                      Total Current Assets                6,371,133       4,262,432              10,633,565

Property and Equipment, net                               5,724,461      (4,780,000)   (e)          944,461

Intangibles                                               1,750,873      (1,376,504)   (f)          374,369

Other Assets                                              1,549,966                               1,549,966
                                                       -------------   -------------           -------------
                                                       $ 15,396,433    $ (1,894,072)           $ 13,502,361
                                                       =============   =============           =============
Current Liabilities
            Accounts Payable                           $    547,039                            $    547,039
            Accrued Expenses                              2,342,973                               2,342,973
            Deferred revenues                             5,845,270      (5,687,451)   (g)          157,819
            Other Liabilities                                88,261                                  88,261
                                                       -------------   -------------           -------------
                      Total current liablilities          8,823,543      (5,687,451)              3,136,092

Liabilities Subject To Compromise
            Secured Debt                                  3,611,555                               3,611,555
            Priority Debt                                   297,686                                 297,686
            Unsecured Debt                               17,512,632                              17,512,632
                                                       -------------   -------------           -------------
                      Total Pre-petition Liabilities     21,421,873              --              21,421,873

Shareholders' Equity:
            Preferred Stock                               2,253,871                               2,253,871
            Common Stock                                 76,180,713                              76,180,713
            Deferred Compensation                           (17,322)                                (17,322)
            Note Receivable                                 (75,880)                                (75,880)
            Accumulated deficit                         (91,763,114)      3,793,379    (h)      (87,969,735)
            Treasury Cost                                (1,427,252)                             (1,427,252)
                                                       -------------   -------------           -------------
                      Total Shareholders' equity        (14,848,984)      3,793,379             (11,055,605)
                                                       -------------   -------------           -------------
                                                       $ 15,396,432    $ (1,894,072)           $ 13,502,360
                                                       =============   =============           =============

Notes to Consolidated Pro-Forma Balance Sheets:
-----------------------------------------------

(a) Adjustment reflects $6,000,000 in cash received from USLec in connection with the sale of assets and assumption of liabilities.

(b) Adjustment reflects the estimated gross amount of accounts receivable purchased by USLec.

(c) Adjustment reflects the estimated Bad Debt reserve associated with the accounts receivable purchased by USLec.

(d) Adjustment reflects the estimated value of Class A Common Stock of USLec ($1,000,000), and Four month Promissory Note of Buyer ($1,500,000). received for the sale of assets and assumption of liabilities. The final value of the Promissory Note is subject to adjustment for a final calculation of Accounts Receivable and Deferred Revenue on the date of sale.

(e) Adjustment represents the Book Value of Fixed Assets, and Leasehold Improvements purchased by USLec.

(f) Adjustment represents the sale to USLec of existing customer relationships of Fastnet Corporation.

(g) Adjustment reflects the assumption by USLec of the obligation to provide future services to purchased customers.

(h)      Reflects the net gain on the sale of assets to USLec.


                                               FN Estate, Inc.
                               (formerly Fastnet Corporation and Subsidiaries)
                                           (DEBTORS-IN-POSSESSION)

                                    CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 (Unaudited)

                                                                      Year to date September 30, 2003

                                                                     As          Pro-Forma
                                                                  Reported       Adjustments      Pro-Forma
                                                                -------------   -------------   -------------
Revenues                                                        $ 23,343,790    $ 20,995,915    $  2,347,875

Operating Expenses
   Cost of Revenues (excluding depreciation)                      15,208,136      13,422,559       1,785,577
   Selling, general & administrative (excluding depreciation)     10,676,707       9,910,229         766,478
   Depreciation and amortization                                   5,150,412       4,669,557         480,855
   Restructuring charges                                          (1,545,757)             --      (1,545,757)
   Impairment charges                                             18,599,239              --      18,599,239
                                                                -------------   -------------   -------------
                                                                  48,088,737      28,002,345      20,086,392
                                                                -------------   -------------   -------------

Operating Loss                                                   (24,744,947)     (7,006,430)    (17,738,517)

Other Income (Expense)
   Interest income                                                    30,728              --          30,728
   Interest Expense                                                 (467,263)       (461,205)         (6,058)
   Other                                                             (19,619)        (19,619)             --
                                                                -------------   -------------   -------------
                                                                    (456,154)       (480,824)         24,670
                                                                -------------   -------------   -------------
Loss Before Reorganization Expense                               (25,201,101)     (7,487,254)    (17,713,847)

   Reorganization Expenses                                           860,219              --         860,219
                                                                -------------   -------------   -------------
Net Loss                                                         (26,061,320)     (7,487,254)   $(18,574,066)

Deemed Dividend - beneficial conversion feature                           --              --              --
                                                                -------------   -------------   -------------
Net Loss Attributable to Common Shareholders                    $(26,061,320)   $ (7,487,254)   $(18,574,066)
                                                                =============   =============   =============
Basic and Diluted Net Loss Applicable to
      Common Shareholders                                       $      (1.04)                   $      (0.74)

Shares Used in Computing Basic and
      Diluted Net Loss Per Common Share                           24,990,773                      24,990,773


Notes to the pro-forma consolidated statements of operations:
-------------------------------------------------------------

Adjustments reflect the sale of assets to USLec for the periods presented.

The pro-forma statement of operations, after adjustments, reflects Fastnet
    Corporation's business excluding the operations sold to USLec.
    Fastnet sold all of its ongoing operations to USLec except for its Web Development, upstate New York wireless, certain wireline operations in upstate New York, non-operating business fixed assets and receivables from former customers. The pro-forma financial statements have been prepared on a direct cost basis without allocation of corporate expenses chargable to the operations retained by FN Estate, Inc.


                                               FN Estate, Inc.
                               (formerly Fastnet Corporation and Subsidiaries)
                                           (DEBTORS-IN-POSSESSION)

                                    CONSOLIDATED STATEMENTS OF OPERATIONS

                                                 (Unaudited)

                                                                      Year Ended December 31, 2002

                                                                     As           Pro-Forma
                                                                  Reported       Adjustments      Pro-Forma
                                                                -------------   -------------   -------------
Revenues                                                        $ 32,132,252    $ 28,633,836    $  3,498,416

Operating Expenses
   Cost of Revenues (excluding depreciation)                      19,538,773      17,552,721       1,986,052
   Selling, general & administrative (excluding depreciation)     13,714,185      12,090,572       1,623,613
   Depreciation and amortization                                   8,954,108       8,399,451         554,657
   Restructuring charges                                           2,839,683              --       2,839,683
   Impairment charges                                              3,749,998              --       3,749,998
                                                                -------------   -------------   -------------
                                                                  48,796,747      38,042,744      10,754,003
                                                                -------------   -------------   -------------

Operating Loss                                                   (16,664,495)     (9,408,908)     (7,255,587)

Other Income (Expense)
   Interest income                                                   216,666               0         216,666
   Interest Expense                                                 (625,854)       (544,266)        (81,588)
   Other                                                             (38,381)        (36,172)         (2,209)
                                                                -------------   -------------   -------------
                                                                    (447,569)       (580,438)        132,869
                                                                -------------   -------------   -------------
Loss Before Reorganization Expense                               (17,112,064)     (9,989,346)     (7,122,718)

   Reorganization Expenses                                                --              --
                                                                -------------   -------------   -------------
Net Loss                                                         (17,112,064)     (9,989,346)     (7,122,718)

Deemed Dividend - beneficial conversion feature                     (987,624)             --        (987,624)
                                                                -------------   -------------   -------------
Net Loss Attributable to Common Shareholders                    $(18,099,688)   $ (9,989,346)   $ (8,110,342)
                                                                =============   =============   =============
Basic and Diluted Net Loss Applicable to
      Common Shareholders                                       $      (0.75)                   $      (0.34)

Shares Used in Computing Basic and
      Diluted Net Loss Per Common Share                           24,199,816                      24,199,816


Notes to the pro-forma consolidated statements of operations:
-------------------------------------------------------------

Adjustments reflect the sale of assets to USLec for the periods presented.

The pro-forma statement of operations, after adjustments, reflects Fastnet
    Corporation's business excluding the operations sold to USLec.
    Fastnet sold all of its ongoing operations to USLec except for its Web Development, upstate New York wireless , certain wireline operations in upstate New York and non-operating business fixed assets and receivables from former customers. The pro-forma financial statements have been prepared on a direct cost basis without allocation of corporate expenses chargable to the operations retained by FN Estate, Inc.